UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD

As previously announced, on July 28, 2013, Perrigo Company (“Perrigo”) and Elan Corporation, plc (“Elan”) entered into a transaction agreement, pursuant to which Perrigo will acquire Elan. Pursuant to the terms of the transaction agreement, a holding company incorporated in Ireland that will be renamed Perrigo Company plc (“New Perrigo”) will acquire Elan pursuant to a “scheme of arrangement” under the Irish Companies Act of 1963 and Perrigo pursuant to a merger of a wholly owned subsidiary of New Perrigo with and into Perrigo (the acquisition and the merger, together, the “transaction”). The transaction was announced in an announcement (the “Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 (as amended) (the “Irish Takeover Rules”). In connection with the transaction, New Perrigo filed a registration statement on Form S-4, which was declared effective on October 9, 2013. The definitive joint proxy statement of Perrigo and Elan that also serves as a prospectus of New Perrigo, and which forms a part of the Form S-4, was filed by each of Perrigo, Elan and New Perrigo on October 15, 2013 (the “joint proxy statement/prospectus”). Elan has commenced mailing to its shareholders the joint proxy statement/prospectus, together with the Profit Forecast Document (as defined below) and a merger benefit document. Perrigo has also commenced mailing to its shareholders the joint proxy statement/prospectus.

Profit Forecast Document

In accordance with the Irish Takeover Rules, where Perrigo gives earnings guidance (known as a “profit forecast” under the Irish Takeover Rules), that profit forecast must be repeated in the proxy statement sent to Elan shareholders and certain attestations to that profit forecast must also be provided. As Perrigo has previously publicly disclosed a profit forecast for the financial year ending June 28, 2014, this profit forecast has been repeated in the joint proxy statement/prospectus on pages 325 through 326, and is also repeated in a letter (the “Profit Forecast Document”) being mailed to Elan shareholders with the joint proxy statement/prospectus. In addition to such profit forecast for Perrigo, the Profit Forecast Document includes reports required by the Irish Takeover Rules from Perrigo’s reporting accountants, Ernst & Young LLP (the “Ernst & Young Report”), confirming that the Perrigo profit forecast has been properly compiled on the basis of the assumptions set forth in the profit forecast and the basis of accounting used is consistent with the accounting policies of Perrigo, and Perrigo’s financial advisor, Barclays Bank PLC (acting through its investment bank) (the “Barclays Report”), confirming that it considers that the Perrigo profit forecast has been prepared with due care and consideration, each prepared solely for the purpose of complying with Rule 28.3 of the Irish Takeover Rules.

In accordance with the Irish Takeover Rules, Perrigo is furnishing to Elan shareholders the Ernst & Young Report and the Barclays Report, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) List of Exhibits

99.1	Ernst & Young Report.

99.2	Barclays Report.

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been And will be Filed with the SEC

New Perrigo has filed with the SEC a registration statement on Form S-4 containing a joint proxy statement of Elan and Perrigo that also constitutes a prospectus of New Perrigo. The registration statement was declared effective by the SEC on October 9, 2013. Each of Elan and Perrigo has commenced mailing to its stockholders or shareholders the definitive joint proxy statement/prospectus. In addition, each of New Perrigo, Perrigo and Elan has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PERRIGO AND ELAN ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by New Perrigo, Perrigo and Elan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New Perrigo and Perrigo will be available free of charge on Perrigo’s internet website at www.perrigo.com or by contacting Perrigo’s Investor Relations Department at +1-269-686-1709. Copies of the documents filed with the SEC by Elan will be available free of charge on Elan’s internet website at www.elan.com or by contacting Elan’s Investor Relations Department at +1-800-252-3526.

Participants in the Solicitation

Perrigo, Elan and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Elan is set forth in its Annual Report on Form 20-F for the fiscal year ended December 31, 2012, which was filed with the SEC on February 12, 2013, its Report on Form 6-K, which was filed with the SEC on February 28, 2013, its Report on Form 6-K, which was filed with the SEC on April 25, 2013 and its Report on Form 6-K, which was filed with the SEC on June 5, 2013. Information about the directors and executive officers of Perrigo is set forth in its Annual Report on Form 10-K for the fiscal year ended June 29, 2013, which was filed with the SEC on August 15, 2013, its Annual Report on Form 10-K/A for the fiscal year ended June 29, 2013, which was filed with the SEC on August 28, 2013, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on September 26, 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus filed with the SEC and will be contained in other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This announcement includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Perrigo, its expectations relating to the transactions contemplated by the Transaction Agreement and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo’s management’s beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

Examples of such forward looking statements include, but are not limited to, statements about expected benefits and risks associated with the transactions contemplated by the Transaction Agreement, projections or expectations of profit attributable to shareholders, including estimated synergies, anticipated provisions or write-downs, economic profit, dividends, capital structure or any other financial items or ratios; statements of plans, objectives or goals of Perrigo, New Perrigo, Elan or the combined business following the transactions contemplated by the Transaction Agreement; statements about the future trends in tax or interest rates, liquidity, foreign exchange rates, stock market levels and demographic trends and any impact that those matters may have on Perrigo, New Perrigo, Elan or the combined company following the transactions contemplated by the Transaction Agreement; statements concerning any future Irish, UK, US or other economic or regulatory environment or performance; statements about strategic goals, competition, regulation, regulatory approvals, dispositions and consolidation or technological developments in the healthcare and lifesciences industry; and statements of assumptions underlying such statements.

While Perrigo believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, New Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, New Perrigo’s and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended June 29, 2013, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo or New Perrigo from time to time.

The forward-looking statements in this announcement are made only as of the date hereof, and unless otherwise required by applicable securities laws, Perrigo disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Dealing Disclosure Requirements

Persons interested in 1 per cent or more of any relevant securities in Elan or Perrigo may have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

Irish Takeover Rules

The Perrigo directors accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the Perrigo directors (who have taken all reasonable care to ensure that such is the case), the information in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Barclays, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Perrigo and no one else in connection with the matters described herein and will not be responsible to anyone other than Perrigo for providing the protections afforded to its clients or for providing advice in relation to the matters described in this announcement or any transaction or any other matters referred to herein.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

	By:	/s/ Judy L. Brown

Dated: October 15, 2013		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Ernst & Young Report.

Exhibit 99.2 – Barclays Report.